UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2022

Cognex Corporation

(Exact name of registrant as specified in charter)

Massachusetts	001-34218	04-2713778
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vision Drive, Natick, Massachusetts	01760-2059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 650-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.002 per share	CGNX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item Item 5.07 Submission of Matters to a Vote of Security Holders

On May 4, 2022, Cognex Corporation (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Meeting”). As of the record date for the Meeting, there were 173,891,952 shares of common stock of the Company outstanding and entitled to vote. The Company’s shareholders approved each of the proposals put to a vote as recommended by the Board of Directors. The proposals had been previously announced and described in the Notice of Meeting contained in the Company’s 2022 Proxy Statement filed with the Securities and Exchange Commission on March 18, 2022 (the “Proxy Statement”). The 149,053,798 shares represented at the Meeting were voted as follows:

1.

The election of Anthony Sun and Robert J. Willett as Directors to serve for a term ending in 2025, and the election of Marjorie T. Sennett as Director to serve for a term ending in 2024. Each nominee for director was elected by a vote of the shareholders as follows:

	For	Against	Abstained	Broker Non-Votes
Anthony Sun	119,716,079	20,654,514	1,648,648	7,034,557
Robert J. Willett	140,043,519	1,896,990	78,732	7,034,557
Marjorie T. Sennett	141,270,454	681,319	67,468	7,034,557

2.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2022. The proposal was approved by a vote of the shareholders as follows:

For	147,257,144
Against	1,701,437
Abstained	95,217
Broker Non-Votes	0

3.

To cast a non-binding advisory vote to approve the compensation of the Company’s named executive officers as described in the Proxy Statement including the Compensation Discussion and Analysis, compensation tables and narrative discussion (“say-on-pay”). The proposal was approved by a vote of the shareholders as follows:

For	125,659,890
Against	16,178,351
Abstained	181,000
Broker Non-Votes	7,034,557

No other matters were voted upon at the Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNEX CORPORATION

Dated: May 5, 2022	By: /s/ Paul D. Todgham
Paul D. Todgham
Senior Vice President and Chief Financial Officer